SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       December 10, 1998 (October 1, 1998)
                       -----------------------------------
                Date of Report (Date of Earliest Event Reported)


                              ZIONS BANCORPORATION
                              --------------------
             (Exact Name of Registrant As Specified In Its Charter)


                                      UTAH
                                      ----
                 (State or Other Jurisdiction of Incorporation)


             0-2610                                    87-0227400
             ------                                    ----------
     (Commission File Number)              (IRS Employer Identification No.)

                           One South Main, Suite 1380
                           Salt Lake City, Utah 84111
                       -----------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (801) 524-4787
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                   ------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)






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         This Current Report on Form 8-K/A amends and supplements the Current
Report on Form 8-K dated October 14, 1998.

Item 2. Acquisition or Disposition of Assets.

         On October 1, 1998, Zions Bancorporation acquired all of the outstanding common stock of The Sumitomo Bank of California ("Sumitomo-California") through the merger of an indirect wholly-owned subsidiary, SBC Acquisition Corp., with and into Sumitomo-California with Sumitomo-California surviving. Sumitomo-California then merged with and into Grossmont Bank, with Grossmont surviving. Grossmont subsequently changed its name to California Bank & Trust.

         In connection therewith, Zions hereby (i) incorporates by reference Sumitomo-California's unaudited balance sheet as of the interim period ending June 30, 1998 and unaudited statements of income and cash flow for the interim period ending June 30, 1998 from the Sumitomo-California Quarterly Report on Form 10-Q dated June 30, 1998 and (ii) files unaudited summary pro forma condensed balance sheet and income statement information for the acquisition.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) An unaudited interim balance sheet as of the interim period ended June 30, 1998 and unaudited statements of income and cash flows for the interim period ended June 30, 1998 of Sumitomo-California were filed in the Sumitomo-California Quarterly Report on Form 10-Q and are incorporated herein by reference.

         (b) Unaudited interim summary pro forma condensed balance sheet information as of June 30, 1998 and income statement information for the year ended December 31, 1997 and the six months ended June 30, 1998 is filed as
Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

         (c) Exhibits

             The following exhibits are filed with this Current Report on Form 8-K or incorporated by reference:

Exhibit
Number        Description
------        -----------

99.1 An unaudited interim balance sheet as of the interim period ended June 30, 1998 and unaudited statements of income and cash flows for the interim period ended June 30, 1998 of The Sumitomo Bank of California (incorporated by reference to the Quarterly Report on Form 10-Q filed by The Sumitomo Bank of California for the period ended June 30, 1998).

99.2 Unaudited summary pro forma condensed balance sheet information as of June 30, 1998 and income statement information for the year ended December 31, 1997 and the six months ended June 30, 1998 (attached).






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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: December 10, 1998

                                                 ZIONS BANCORPORATION


                                            By:   /s/ Dale M. Gibbons
                                               --------------------------------
                                            Name:  Dale M. Gibbons
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
Number        Description
------        -----------

99.1 An unaudited interim balance sheet as of the interim period ended June 30, 1998 and unaudited statements of income and cash flows for the interim period ended June 30, 1998 of The Sumitomo Bank of California (incorporated by reference to the Quarterly Report on Form 10-Q filed by The Sumitomo Bank of California for the period ended June 30, 1998).

99.2 Unaudited summary pro forma condensed balance sheet information as of June 30, 1998 and income statement information for the year ended December 31, 1997 and the six months ended June 30, 1998 (attached).